                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                              ------------------


                                   FORM 8-K
                                Current Report


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                       Date of Report: February 11, 2003
                                       -----------------




                           CAPITAL ONE MASTER TRUST
                               CAPITAL ONE BANK
            (Exact name of registrant as specified in its charter)



           Virginia                        0-25762             54-1719855
------------------------------------   ----------------   --------------------
(State or other jurisdiction of          (Commission         (IRS Employer
        incorporation)                   File Number)     Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia               23060
--------------------------------------------------         ------------------
   (Address of principal executive offices)                    (Zip Code)


            (Registrant's telephone number, including area code):
                                (804) 967-1000



        (Former name or former address, if changed since last report):
                                Not Applicable

ITEM 5.           OTHER EVENTS
                  The January 2003 monthly Certificateholder's Statements to investors were distributed February 11, 2003.


ITEM 7 (c).       EXHIBITS

                  The following are filed as exhibits to this Report under
                  Exhibit 20:

                  1. January Performance Summary

                  2. Series 1996-3 Class A and Class B Certificateholder's
                           Statements for the month of January 2003

                  3. Series 1998-1 Class A and Class B Certificateholder's
                           Statements for the month of January 2003

                  4. Series 1998-4 Class A and Class B Certificateholder's
                           Statements for the month of January 2003

                  5. Series 1999-1 Class A and Class B Certificateholder's
                           Statements for the month of January 2003

                  6. Series 1999-3 Class A and Class B Certificateholder's
                           Statements for the month of January 2003

                  7. Series 2000-1 Class A and Class B Certificateholder's
                           Statements for the month of January 2003

                  8. Series 2000-2 Class A and Class B Certificateholder's
                           Statements for the month of January 2003

                  9. Series 2000-3 Class A and Class B Certificateholder's
                           Statements for the month of January 2003

                  10. Series 2000-4 Class A and Class B Certificateholder's
                           Statements for the month of January 2003

                  11. Series 2000-5 Class A and Class B Certificateholder's
                           Statements for the month of January 2003

                  12. Series 2001-1 Class A and Class B Certificateholder's
                           Statements for the month of January 2003

                  13. Series 2001-2 Class A and Class B Certificateholder's
                           Statements for the month of January 2003

                  14. Series 2001-3 Class A and Class B Certificateholder's
                           Statements for the month of January 2003

                  15. Series 2001-4 Class A and Class B Certificateholder's
                           Statements for the month of January 2003

                  16. Series 2001-5 Class A and Class B Certificateholder's
                           Statements for the month of January 2003

                  17. Series 2001-6 Class A and Class B Certificateholder's
                           Statements for the month of January 2003

                  18. Series 2001-7 Class A and Class B Certificateholder's
                           Statements for the month of January 2003

                  19. Series 2001-8 Class A and Class B Certificateholder's
                           Statements for the month of January 2003

                  20. Series 2002-1 Class A and Class B Certificateholder's
                         Statements for the month of January 2003

                  21. Series 2002-2 Class A and Class B Certificateholder's
                         Statements for the month of January 2003

                  22. Series 2002-3 Class A and Class B Certificateholder's
                         Statements for the month of January 2003

                  23. Series 2002-4 Class A and Class B Certificateholder's
                           Statements for the month of January 2003

                  24. Trust Excess Spread Analysis



                                  SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                    CAPITAL ONE MASTER TRUST

                                    By:    CAPITAL ONE BANK
                                           Servicer


                                    By:    /s/ Tom Feil
                                           ------------
                                           Tom Feil
                                           Director, Capital Markets

Date:  February 11, 2003

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                           ------------------------




                                   EXHIBITS

                                      TO

                                   FORM 8-K






                           CAPITAL ONE MASTER TRUST
                               CAPITAL ONE BANK
            (Exact name of registrant as specified in its charter)

                              INDEX TO EXHIBITS


                                                              SEQUENTIALLY
EXHIBIT                                                       NUMBERED
NUMBER   EXHIBITS                                             PAGE
-------  --------                                             ------------
     1   January Performance Summary                                  07

     2   Series 1996-3 Class A and Class B Certificate-
         holder's Statements for the month of January 2003            09

     3   Series 1998-1 Class A and Class B Certificate-
         holder's Statements for the month of January 2003            11

     4   Series 1998-4 Class A and Class B Certificate-
         holder's Statements for the month of January 2003            13

     5   Series 1999-1 Class A and Class B Certificate-
         holder's Statements for the month of January 2003            15

     6   Series 1999-3 Class A and Class B Certificate-
         holder's Statements for the month of January 2003            17

     7   Series 2000-1 Class A and Class B Certificate-
         holder's Statements for the month of January 2003            19

     8   Series 2000-2 Class A and Class B Certificate-
         holder's Statements for the month of January 2003            21

     9   Series 2000-3 Class A and Class B Certificate-
         holder's Statements for the month of January 2003            23

     10  Series 2000-4 Class A and Class B Certificate-
         holder's Statements for the month of January 2003            25

     11  Series 2000-5 Class A and Class B Certificate-
         holder's Statements for the month of January 2003            27

     12  Series 2001-1 Class A and Class B Certificate-
         holder's Statements for the month of January 2003            29

     13  Series 2001-2 Class A and Class B Certificate-
         holder's Statements for the month of January 2003            31

     14  Series 2001-3 Class A and Class B Certificate-
         holder's Statements for the month of January 2003            33

     15  Series 2001-4 Class A and Class B Certificate-
         holder's Statements for the month of January 2003            35

     16  Series 2001-5 Class A and Class B Certificate-
         holder's Statements for the month of January 2003            37

     17  Series 2001-6 Class A and Class B Certificate-
         holder's Statements for the month of January 2003            39

     18  Series 2001-7 Class A and Class B Certificate-
         holder's Statements for the month of January 2003            41

     19  Series 2001-8 Class A and Class B Certificate-
         holder's Statements for the month of January 2003            43

     20  Series 2002-1 Class A and Class B Certificate-
         holder's Statements for the month of January 2003            45

     21  Series 2002-2 Class A and Class B Certificate-
         holder's Statements for the month of January 2003            47

     22  Series 2002-3 Class A and Class B Certificate-
         holder's Statements for the month of January 2003            49

     23  Series 2002-4 Class A and Class B Certificate-
         holder's Statements for the month of January 2003            51

     24  Trust Excess Spread Analysis                                 53